UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2006

Kforce Inc.

(Exact name of registrant as specified in its charter)

Florida	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 552-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Approval of the Kforce Inc. 2006 Stock Incentive Plan

On June 20, 2006, at the annual meeting of the shareholders of Kforce Inc. (“Kforce”), the shareholders approved the Kforce Inc. 2006 Stock Incentive Plan (the “Stock Incentive Plan”). The Stock Incentive Plan was previously adopted by the board of directors on April 28, 2006, subject to the approval of the shareholders of Kforce.

Description of the Stock Incentive Plan

The following summary of the Stock Incentive Plan is qualified in its entirety by the terms of the Stock Incentive Plan. The complete text of the Stock Incentive Plan is set forth in Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Report by reference.

Purpose.

The purposes of the Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to motivate employees and consultants of Kforce and to promote the success of Kforce’s business.

Awards.

The Stock Incentive Plan provides for awards of incentive stock options, nonqualified stock options, restricted stock awards, performance units, performance shares and stock appreciation rights.

Stock Subject to the Stock Incentive Plan.

The aggregate number of shares of common stock that may be subject to awards under the Stock Incentive Plan, subject to adjustment upon a change in capitalization, is 3,000,000 of which no more than 2,000,000 can be granted as performance shares, performance units or restricted stock (“Full Value Awards”), provided, however, that Full-Value Awards may be granted in excess of 2,000,000 shares provided that such shares will count against the 1,000,000 shares reserved for Options/SARS at a 1.49:1 ratio (i.e. up to either 671,141 Full Value Awards or 1,000,000 Options/SARS (or some combination thereof using the above ratio) may be granted from the 1,000,000 new share reserve set aside for Option/SAR grants. Such shares of common stock may be authorized, but unissued, or reacquired shares of common stock. Shares of common stock that were subject to Stock Incentive Plan awards that expire or become unexercisable without having been exercised in full shall become available for future awards under the Stock Incentive Plan.

Administration.

The Stock Incentive Plan shall be administered by Kforce’s Compensation Committee. Subject to the other provisions of the Stock Incentive Plan, the Compensation Committee has the power to determine the terms of each award granted, including the exercise price, the number of shares subject to the award and the exercisability thereof.

Eligibility.

The Stock Incentive Plan provides that the Compensation Committee may grant awards to employees and consultants, including non-employee directors. The Compensation Committee may grant incentive stock options only to employees. A grantee who has received a grant of an award may, if he is otherwise eligible, receive additional award grants. The Compensation Committee selects the grantees and determines the number of shares of common stock to be subject to each award. In making such determination, the Compensation Committee shall take into account the duties and responsibilities of the employee or consultant, the value of his services, his potential contribution to the success of Kforce, the anticipated number of years of future service and other relevant factors. The Compensation Committee shall not grant to any employee, in any fiscal year of Kforce, incentive stock options, nonqualified stock options, restricted stock awards, performance units, performance shares or stock appreciation rights representing more than 400,000 shares of common stock.

Maximum Term and General Terms and Conditions of Awards.

With respect to any grantee who beneficially owns stock possessing 10% or more of the voting power of all classes of stock of   Kforce (a “10% Stockholder”), the maximum term of any incentive stock option granted to such optionee must not exceed five years. The term of all other options granted under the Stock Incentive Plan may not exceed ten years.

Each award granted under the Stock Incentive Plan is evidenced by a written agreement between the grantee and Kforce and is subject to the following general terms and conditions unless otherwise provided in the award agreement:

        (a) Termination of Employment. If a grantee’s continuous status as an employee or consultant terminates for any reason (other than upon the grantee’s death or disability), the grantee may exercise his unexercised option or stock appreciation right, but only within such period of time as is determined by the Compensation Committee (with such determination being made at the time of grant and not exceeding 3 months in the case of an incentive stock option) and only to the extent that the grantee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee’s stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee’s performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

(b) Disability. If a grantee’s continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the grantee may exercise his unexercised option or stock appreciation right, but only within 90 days from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee’s stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee’s performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

(c) Death. In the event of a grantee’s death, the grantee’s estate or a person who acquired the right to exercise the deceased grantee’s option or stock appreciation right by bequest or inheritance may exercise the option or stock appreciation right, but only within 90 days following the date of death, and only to the extent that the grantee was entitled to exercise it at the date of death (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee’s stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee’s performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

(d) Nontransferability of Awards. Except as described below, an award granted under the Stock Incentive Plan is not transferable by the grantee, other than by will or the laws of descent and distribution, and is exercisable during the grantee’s lifetime only by the grantee. In the event of the grantee’s death, an option or stock appreciation right may be exercised by a person who acquires the right to exercise the award by bequest or inheritance. To the extent and in the manner permitted by applicable law and the Compensation Committee, a grantee may transfer an award to certain family members and other individuals and entities.

Terms and Conditions of Options.

Each option granted under the Stock Incentive Plan is subject to the following terms and conditions:

(a) Exercise Price. The Compensation Committee determines the exercise price of options to purchase shares of common stock at the time the options are granted. As a general rule, the exercise price of an option must be no less than 100% (110% for an incentive stock option granted to a 10% Stockholder) of the fair market value of the common stock on the date the option is granted. The Stock Incentive Plan provides exceptions for certain options granted in connection with an acquisition by Kforce of another corporation or granted as inducements to an individual’s commencing employment with Kforce. The Stock Incentive Plan prohibits modification of any outstanding option so as to specify a lower exercise price, or acceptance of the surrender of an outstanding option and the granting of a new option with a lower exercise price in substitution for such surrendered option without prior shareholder approval.

(b) Exercise of the Option. Each award agreement specifies the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Compensation Committee. An option is exercised by giving written notice of exercise to Kforce, specifying the number of full shares of common stock to be purchased and by tendering full payment of the purchase price to Kforce.

(c) Form of Consideration. The consideration to be paid for the shares of common stock issued upon exercise of an option is determined by the Compensation Committee and set forth in the award agreement. Such form of consideration may vary for each option, and may consist entirely of cash, check, other shares of Kforce’s common stock, any combination thereof, or any other legally permissible form of consideration as may be provided in the Stock Incentive Plan and the award agreement.

(d) Value Limitation. If the aggregate fair market value of all shares of common stock subject to a grantee’s incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonqualified options.

(e) Other Provisions. The award agreement may contain such other terms, provisions and conditions not inconsistent with the Stock Incentive Plan as may be determined by the Compensation Committee. Shares of common stock covered by options which have terminated and which were not exercised prior to termination will be returned to the Stock Incentive Plan.

Stock Appreciation Rights.

        The Compensation Committee may grant stock appreciation rights in tandem with an option or alone and unrelated to an option. Tandem stock appreciation rights shall expire no later than the expiration of the related option. Stock appreciation rights may be exercised by the delivery to Kforce of a written notice of exercise. The initial value of a stock appreciation right will be the fair market value of a share of common stock on the date of grant. The exercise of a stock appreciation right will entitle the grantee to receive the excess of the percentage stated in the award agreement of the fair market value of a share of common stock at the time of grant over the exercise price for each share of common stock with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right will be in shares of common stock.

Restricted Stock Awards.

The Compensation Committee may grant awards of restricted shares of common stock in such amount and upon such terms and conditions as the Compensation Committee specifies in the award agreement. The Compensation Committee may grant awards of performance-based restricted stock or restricted stock awards other than performance-based restricted stock.

Restricted Stock Other Than Performance-Based Restricted Stock

Restricted stock other than performance-based restricted stock may be granted to employees and consultants and may be subject to one or more contractual restrictions applicable generally or to a grantee in particular, as established at the time of grant and as set forth in the related restricted stock agreement. The restricted stock agreement sets forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the grantee’s interest in the restricted shares will be forfeited. As soon as practicable after a grant has become effective, the shares are registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Compensation Committee. The restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the restricted shares. If the grantee has no right to receive cash dividends, the agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the restricted shares after grant until they are forfeited or become nonforfeitable.

Restricted shares may vest in installments or in lump sum amounts upon satisfaction of the stipulated conditions. If the restrictions are not satisfied, the shares are forfeited and again become available under the plan.

In the case of restricted stock grants which vest only on the satisfaction of performance objectives, the Compensation Committee determines the performance objectives to be used in connection with restricted stock awards and the extent to which such objectives have been met. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such performance factors and criteria as the Compensation Committee in its sole discretion selects.

Performance-Based Restricted Stock

The Compensation Committee may make grants of performance-based restricted stock to employees and consultants. The Compensation Committee has absolute discretion to establish the performance criteria that will be applicable to each grant and to determine the percentage of shares that will be granted upon various levels of attainment of the performance criteria. To comply with Section 162(m) of the Code, the establishment of the performance criteria and the determination of the grant formula must be made at the time of grant, but in no event later than 90 days after the commencement of the performance measurement period. The Compensation Committee can select the performance criteria that will be applicable to a grant of performance-based restricted shares from the following list:

•	common stock price;

•	average annual growth in earnings per share;

•	increase in shareholder value or shareholder return;

•	earnings per share;

•	net income, net income margin or net income growth;

•	return on assets;

•	return on shareholders’ equity;

•	return on capital employed (ROCE);

•	return on invested capital (ROIC);

•	cash flow, cash flow margins or cash flow growth;

•	operating profit, operating margins or operating profit growth;

•	revenue growth of Kforce;

•	operating expenses;

•	gross profit, gross profit percentage or gross profit growth;

•	working capital;

•	revenue levels;

•	selling, general & administrative expense levels;

•	debt or debt-to-equity;

•	accounts receivable write-offs;

•	cash levels; or

•	liquidity.

The related performance-based restricted stock agreement sets forth the applicable performance criteria and the deadline for satisfying the performance criteria. No grant of performance-based restricted shares is effective until the Compensation Committee certifies that the applicable conditions (including performance criteria) have been timely satisfied.

The Compensation Committee may also make grants of performance-based restricted stock subject to one or more objective employment, performance or other forfeiture conditions applicable generally or to a grantee in particular, as established by the Compensation Committee at the time of grant and as set forth in the related performance-based restricted stock agreement. The performance-based restricted stock agreement sets forth the conditions, if any, under which the grantee’s interest in the performance-based restricted shares will be forfeited. If the grant or forfeiture conditions with respect to performance-based restricted shares are not satisfied, the shares are forfeited and again become available under the plan.

As soon as practicable after a grant has become effective, the shares are registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Compensation Committee. The performance-based restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the performance-based restricted shares. If the grantee has no right to receive cash dividends, the agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the performance-based restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the performance-based restricted shares after grant until they are forfeited or become nonforfeitable.

Performance Units and Performance Shares.

The Compensation Committee may grant awards of performance units and performance shares in such amounts and upon such terms and conditions, including the performance goals and the performance period, as the Compensation Committee specifies in the award agreement. The Compensation Committee will establish an initial value for each performance unit on the date of grant.

The initial value of a performance share will be the fair market value of a share of common stock on the date of grant. Payment of earned performance units or performance shares will occur following the close of the applicable performance period and in the form of cash, shares of common stock or a combination of cash and shares of common stock.

Adjustment upon Changes in Capitalization.

In the event of changes in the outstanding stock of Kforce because of any stock splits, reverse stock splits, stock dividends, mergers, recapitalizations or other change in the capital structure of Kforce, an appropriate adjustment shall be made by the Board of Directors in: (i) the number of shares of common stock subject to the Stock Incentive Plan; (ii) the number and class of shares of common stock subject to any award outstanding under the Stock Incentive Plan; and (iii) the exercise price of any such outstanding award. The determination of the Board of Directors as to which adjustments shall be made shall be conclusive.

Change in Control.

In the event of a change in control of Kforce, the Board of Directors may accelerate the vesting of any outstanding award that is not fully vested on the date of the change in control. In the event of a proposed dissolution or liquidation of Kforce, all outstanding awards will terminate immediately before the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any option or stock appreciation right shall terminate as of a date fixed by the Board and give each grantee the right to exercise his option or stock appreciation right as to all or any part of the stock covered by such award, including shares as to which the option or stock appreciation right would not otherwise be exercisable.

        In the event of a merger of Kforce with or into another corporation, the sale of substantially all of the assets of Kforce or the acquisition by any person, other than Kforce or other named persons excluded in Section 2 of the Stock Incentive Plan of 25% or more of the Kforce’s then outstanding securities, each outstanding option, and stock appreciation right shall be assumed or an equivalent option, restricted stock share or stock appreciation right shall be substituted by the successor corporation; provided, however, if such successor or purchaser refuses to assume the then outstanding options, restricted stock shares or stock appreciation rights, the Stock Incentive Plan provides for the acceleration of the exercisability of all or some outstanding options and stock appreciation rights.

Amendment and Termination of the Stock Incentive Plan.

The Board may at anytime amend, alter, suspend or terminate the Stock Incentive Plan. Kforce must obtain shareholder approval of any amendment to the Stock Incentive Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 of the Exchange Act or Section 422 or Section 162(m) of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the common stock is listed or quoted). Furthermore, Kforce must obtain shareholder approval of any modification or amendment to the extent that the Board of Directors, in its sole and absolute discretion, reasonably determines, in accordance with the requirements of any exchange or quotation system on which the common stock is listed or quoted, that such modification or amendment constitutes a material revision or material amendment of the Stock Incentive Plan. No amendment or termination of the Stock Incentive Plan shall impair the rights of any grantee, unless mutually agreed otherwise between the grantee and Kforce, which agreement must be in writing and signed by the grantee and Kforce. In any event, the Stock Incentive Plan shall terminate on April 28, 2016. Any awards outstanding under the Stock Incentive Plan at the time of its termination shall remain outstanding until they expire by their terms.

Approval of the Amendment to the Kforce Employee Stock Purchase Plan

On June 20, 2006, at the annual meeting of the shareholders of Kforce Inc. (“Kforce”), the shareholders approved an amendment to the Kforce Employee Stock Purchase Plan. The amendment was previously adopted by the Board of Directors, subject to the approval of the shareholders of Kforce.

The Kforce Employee Stock Purchase Plan (the “Stock Purchase Plan”) was adopted by the Board of Directors and approved by the shareholders in 1999. The Stock Purchase Plan, which is intended to qualify under Section 423 of the Code, permits eligible employees to purchase shares of Kforce’s common stock at a discount through payroll deductions. The amendment to the Stock Purchase Plan provides that the Board of Directors, in its discretion, may designate from time to time the subsidiaries of Kforce that are eligible or ineligible to participate in the Stock Purchase Plan. The complete text of the Stock Purchase Plan is set forth in Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Report by reference.

Summary of the Purchase Plan

The following summary of the principal features and effects of the Stock Purchase Plan, as amended, is qualified in its entirety by the terms of the Stock Purchase Plan, which is included as Exhibit 10.2 to this Current Report on Form 8-K.

Purpose.

The purpose of the Stock Purchase Plan is to provide employees of Kforce and certain of its subsidiaries as designated by the Board (the “Subsidiaries”) with an opportunity to purchase common stock through accumulated payroll deductions. It is Kforce’s intention to have the Stock Purchase Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Stock Purchase Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

Administration.

The Stock Purchase Plan will be administered by the Board of Directors or the Compensation Committee appointed by the Board (the “Administrator”). Every finding, decision and determination by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

Eligibility. All employees of Kforce and its Subsidiaries are eligible to participate. Participation in the Stock Purchase Plan ends automatically on termination of employment with the Company or a Subsidiary. Eligible employees may become a participant by completing a subscription agreement authorizing payroll deductions and filing it with Kforce’s payroll office at least ten business days prior to the applicable enrollment date.

Offering Periods. The Stock Purchase Plan is implemented by consecutive quarterly offering periods commencing on the first trading day on or after January 1, April 1, July 1 and October 1 of each year.

Purchase Price. The purchase price per share of the shares offered under the Stock Purchase Plan in a given offering period shall be 95% of the fair market value of a share of common stock on the exercise date. The fair market value of the common stock on a given date shall be the closing sale price of a share of common stock for such date as reported by the Nasdaq National Market. The shares of Kforce common stock purchased pursuant to the Stock Purchase Plan will, at Kforce’s option, represent newly-issued shares or shares purchased in the open market by the Administrator.

Payroll Deductions. The purchase price for the shares of common stock is accumulated by payroll deductions during the offering period in amounts elected by the participants. A participant may discontinue his or her participation in the Stock Purchase Plan at any time during the offering period. Payroll deductions shall commence on the first payday following the enrollment date, and shall end on the exercise date of the offering period unless sooner terminated as provided in the Stock Purchase Plan.

Grant And Exercise Of Option. The maximum number of shares placed under option to a participant in an offering is that number determined by dividing the amount of the participant’s total payroll deductions to be accumulated prior to an exercise date by 95% of the fair market value of the common stock on the exercise date. Unless a participant withdraws from the Stock Purchase Plan, such participant’s option for the purchase of shares of common stock will be exercised automatically on each exercise date for the maximum number of whole shares of common stock at the applicable price. Notwithstanding the foregoing, no employee will be permitted to subscribe for shares of common stock under the Stock Purchase Plan if, immediately after the grant of the option, the employee would own five percent or more of the voting power or value of all classes of stock of Kforce or of any of its subsidiaries (including stock which may be purchased under the Stock Purchase Plan or pursuant to any other options), nor shall any employee be granted an option which would permit the employee to buy under all employee stock purchase plans of the Company more than $25,000 worth of stock (determined at the fair market value of the shares of common stock at the time the option is granted) in any calendar year. In addition, the shares of common stock received by an employee upon the exercise of an option may not be disposed of by such employee for a period of six months from the date of exercise.

Withdrawal; Termination Of Employment. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with Kforce or a Subsidiary. A participant will be required to withdraw all of the payroll deductions credited to such participant’s account and not yet used and must give written notice of such withdrawal to Kforce.

Transferability. No rights or accumulated payroll deductions of a participant under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or by designation of a beneficiary as provided in the Purchase Plan) and any such attempt may be treated by Kforce as an election to withdraw from the Stock Purchase Plan.

Adjustments Upon Changes In Capitalization, Dissolution, Merger, Asset Sale Or Change Of Control. Subject to any required action by Kforce’s shareholders, the shares of common stock reserved under the Stock Purchase Plan, as well as the price per share of common stock covered by each option under the Stock Purchase Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by Kforce; provided, however, that conversion of any convertible securities of Kforce shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company or a merger of Kforce with or into another corporation, the Stock Purchase Plan provides that each option under the plan be assumed or an equivalent option be substituted by the successor or purchaser corporation, unless the Board determines to shorten the offering period.

Amendment And Termination. Kforce’s Board of Directors may at any time and for any reason terminate or amend the Stock Purchase Plan. Except as provided in the Stock Purchase Plan, no such termination can affect options previously granted, provided that an offering period may be terminated by the Board of Directors on any exercise date if the Board determines that the termination of the Stock Purchase Plan is in the best interests of Kforce and its shareholders. Except as provided in the Stock Purchase Plan, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), Kforce shall obtain shareholder approval of any amendment to the Stock Purchase Plan in such a manner and to such a degree as required. Unless terminated sooner, the Stock Purchase Plan will terminate in 2009.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.1	Kforce Inc. 2006 Stock Incentive Plan

10.2	Kforce Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

June 26, 2006	By:	/s/ Joseph J. Liberatore
Joseph J. Liberatore, Chief Financial Officer